UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________________________________________________

FORM 8-K /A
Amendment #1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________________________________________________________

Date of Report (Date of earliest event reported): February 26, 2009

LABURNUM VENTURES INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52043	98-0480810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 – 1155 Mainland Street
Vancouver, BC, Canada, V6B 5P2
(Address of principal executive offices)

Registrant’s telephone number, including area code:  604 731 7777

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On February 26, 2009, Laburnum Ventures Inc. (the “Company”) formally informed BDO Dunwoody LLP of their dismissal as the Company’s independent registered public accountant.

(ii)
The reports of BDO Dunwoody LLP on the Company’s financial statements as of and for the years ended October 31, 2008 and October 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the Company’s two most recent fiscal years and through February 26, 2009 there have been no disagreements with BDO Dunwoody LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Dunwoody LLP would have caused it to make reference thereto in connection with its report on the financial statements for such years.

(v)
The Company has requested that BDO Dunwoody LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.    A copy of the letter provided by BDO Dunwoody LLP is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On February 26, 2009, the Company’s board of directors resolved to retain Saturna Group Chartered Accountants LLP as the sole principal independent registered accountant for the Company.  During the two most recent fiscal years and through February 26, 2009, the Company had not consulted with Saturna Group Chartered Accountants LLP regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Saturna Group Chartered Accountants LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from BDO Dunwoody LLP to the Securities and Exchange Commission, dated March 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2009	LABURNUM VENTURES INC.

	By:	/s/ Thomas Brown
Thomas Brown
President, Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Director, Secretary, Treasurer